UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

5/15/2026
Date of Report (date of earliest event reported)
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APi Group Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39275 (Commission File Number)	98-1510303 (I.R.S. Employer Identification Number)
1100 Old Highway 8 NW New Brighton, MN 55112
(Address of principal executive offices and zip code)
(651) 636-4320
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2026, APi Group Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) in a virtual format. At the Annual Meeting, the shareholders voted on (i) the election of nine director nominees for a one-year term, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers and (iv) the approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company's named executive officers.

As of the record date of March 20, 2026, there were 436,544,896 total shares outstanding entitled to 436,544,896 votes (including 432,544,896 shares of common stock entitled to one vote per share and 4,000,000 shares of Series A Preferred Stock entitled to one vote per share). Of the 436,544,896 votes available as of the record date, 390,544,883 votes were cast at the Annual Meeting.

1. The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the 2027 Annual Meeting of Shareholders and, in each case, until his or her successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Sir Martin E. Franklin	360,398,846	15,162,222	300,443	14,683,372
James E. Lillie	372,247,362	3,166,192	447,957	14,683,372
Ian G. H. Ashken	365,079,150	10,299,002	483,359	14,683,372
Russell A. Becker	373,329,469	2,287,627	244,415	14,683,372
Paula D. Loop	372,625,191	2,778,733	457,587	14,683,372
Anthony E. Malkin	368,367,647	6,993,745	500,119	14,683,372
Thomas V. Milroy	370,056,133	5,322,317	483,061	14,683,372
Cyrus D. Walker	304,072,033	70,930,166	859,312	14,683,372
Carrie A. Wheeler	373,758,118	1,634,596	468,797	14,683,372

2. The shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

For	Against	Abstain
387,393,734	2,760,288	390,861

3. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, representing 96.68% votes cast in favor of the proposal.

For	Against	Abstain	Broker Non-Vote
362,848,607	12,442,038	570,866	14,683,372

4. The shareholders approved, on an advisory basis, the frequency of future advisory votes of 1 year to approve the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
368,118,011	2,532,692	4,837,456	373,352	14,683,372

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APi Group Corporation

Date: May 19, 2026	By:	/s/ Louis B. Lambert
	Name:	Louis B. Lambert
	Title:	Senior Vice President, General Counsel and Secretary